Annual Meeting of Stockholders Nasdaq: KRNY October 25, 2018 Exhibit 99.1

This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, the impact of changes in financial services laws and regulations (including laws concerning taxation, banking, securities and insurance), changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, technological changes, competition among financial services providers and, the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. Forward Looking Statements

Founded in 1884 5th Largest New Jersey based financial institution by asset size 54 branch locations in 11 counties throughout Northern and Central New Jersey and Southern New York New branch location in Cliffside Park, NJ expected to open in the spring of 2019 Top 15 deposit market share in the counties of Bergen, Hudson, Passaic, Ocean, and Monmouth, New Jersey² Active acquirer Completed 6 bank acquisitions since 1999 including most recently Clifton, NJ based Clifton Bancorp Inc. in April 2018 Overview of Kearny Financial Corp Note: Branch map includes new branch location in Cliffside Park, NJ expected to be opened in Spring 2019 As of October 16, 2018 As of June 30, 2018 Source: S&P Global Market Intelligence, Company Filings Corporate Headquarters 120 Passaic Avenue Fairfield, NJ 07004 Branch Locations New Branch Location (Spring 2019)

People: our significant stakeholders, including employees, current and future customers, stockholders, and the communities we serve Performance: a strong resolve to remain true to sound, conservative practices, and superior customer service which has led to steady progress and growth throughout the years Relationships: delivery of superior service, a keen understanding of clients' needs, and a welcoming environment has resulted in high levels of customer satisfaction, loyalty, and strong long-lasting relationships Our culture continues to reflect the guiding principles we are committed to fulfilling every day

Kearny Value Chain Optimization of asset mix Grow and diversify our commercial loan portfolio Increase residential mortgage lending Reinvest cash flows from the investment portfolio into loans while still maintaining a diverse composition and allocation to reduce exposure to long term interest rate risk Core deposit growth: noninterest and interest bearing Expand existing fee based business lines (Mortgage Banking & SBA Lending) Control noninterest expense Enhance retail branch network and digital delivery channels to improve the customer experience Conservative lending policies and strong credit culture Continue to develop resources in the areas of Compliance, ERM, and Credit risk management Focused and disciplined approach to M&A

Branch Locations New Branch Location (Spring 2019) Attractive Market Demographics Note: Deposit numbers as of June 30, 2018 Branch map includes new branch location in Cliffside Park, NJ expected to be opened in Spring 2019 Defined as the New York-Newark-Jersey City, NY-NJ-PA MSA Source: S&P Global Market Intelligence Attractive markets Part of the largest MSA in the U.S Opportunities still exist for organic growth in existing branch footprint Weighted average median 2019 projected household income in Kearny franchise counties was $85,094 vs. $63,174 median household income nationwide Household income poised to grow

Loan Portfolio Growth Kearny Financial Corp. Historical Loan Growth (dollars in millions) 6-Year CAGR: 23.3% Loan growth focus: Expand upon expertise in C&I, SBA, and construction lending Enhance credit and risk management infrastructure to support loan growth Lift out small teams of residential lenders to fill in strategic gaps in current footprint (NY, NJ, PA) Over $531 million in commercial loan originations in fiscal 2018 Utilize Mortgage Banking platform opportunistically: Sell/Portfolio residential mortgages as needed

Loan Portfolio Composition As of June 30, 2018 KRNY had $4.5 billion in loans receivable, comprising 68.0% of total assets Kearny’s yield on loans was 3.87% for the 2018 fiscal year Kearny continues to focus on loan portfolio diversification Avg. LTV 1-4 Family: 48.48% Home Equity: 34.52% Multifamily: 61.65% CRE: 47.53% Land/Construction: 47.27% MRQ Loan Portfolio CRE, Multifamily & Resi. Portfolio Distribution

$531 million in recent commercial loans and still counting!

Residential Lending Admirable performance despite the ever-increasing competition in the marketplace from non-bank financial intermediaries such as insurance companies, fintech, governmental agencies and other types of financing providers

Construction Lending New construction project located in Wallington, NJ 4-story building Mixed-use Retail/Residential

Kearny Bank among New Jersey’s five Best-In-State-Banks – 2018 Forbes Lists Each year Forbes provides rankings based on a variety of categories ranging from the wealthiest people on the planet to the best colleges America has to offer. Kearny Bank named to Forbes’ list of 50 Most Trustworthy Financial Companies – 2017

Kearny has continued to successfully reduce its percentage of nonaccrual, 90+ Past Due & OREO to assets over the past five calendar years Kearny’s conservative underwriting standards and prompt attention to potential problem loans supports a track record of consistently strong asset quality metrics ALLL coverage ratio declined in fiscal 2018 due to purchase accounting adjustments related to the CSBK acquisition Credit Metrics NCOs / Average Loans Nonaccrual, 90+ Past Due & OREO / Assets Loan Loss Reserves / Gross Loans Peer group includes FFIC, DCOM, EBSB, CNOB, PGC, ORIT, NFBK, BMTC, BHBK Note: Peer comparison periods changed to conform to the same time periods as Kearny Financial Corp.’s fiscal periods (June 30 fiscal year-end) Source: S&P Global Market Intelligence

Securities excludes FHLB Stock Source: S&P Global Market Intelligence, Company Filings Securities Portfolio Kearny’s yield on securities was 2.52% for the 2018 fiscal year, a increase of 33 basis points from 2017 Kearny is working to reduce the portion of securities as a percent of total assets As of June 30, 2018, 20.0% of Kearny’s total assets were comprised of securities as compared to 41.8% of total assets at June 30, 2011¹ Yield on Securities MRQ Securities Portfolio

Deposit Composition Kearny Financial Corp. had $4.07 billion in deposits as of June 30, 2018 The quarter ended June 30, 2018’s cost of total deposits was 0.97% Challenging deposit gathering environment in New York MSA Utilize CRM system to help drive core deposit growth CSBK footprint provides new opportunities to grow core deposits Shift in deposit base towards more valuable, lower cost core transaction accounts MRQ Deposit Portfolio

Improving Performance Metrics Core ROAA & Net Income trends are strong NII & Non-Interest income trends for Q4 reflect the positive effects of the CSBK Deal Efficiency ratio remained flat for most of 2018. Core Q4 efficiency ratio of 67.71% is more indicative of the new trend Profitability Efficiency Ratio Performance Metrics 2015FY Core ROAA adjustment includes $10M (pre-tax) contribution to charitable foundation Note: Core ROAA 2018 includes adjustments for after tax merger related expenses of $5.1 million, net reduction of $3.5 million in the carrying value of deferred income tax items, and $769,000 reduction in current year income tax related to the passage of the Tax Cuts and Jobs Act effective December 31, 2017. Core Efficiency ratio includes adjustments for merger related expenses of $5.1 million for Q4. Source: S&P Global Market Intelligence

Maintenance of Strong Capital Ratios Tangible Common Equity to Tangible Assets Tier 1 Leverage Ratio Tier 1 Risk Based Capital Ratio Risk-Based Capital Ratio Peer group includes FFIC, DCOM, EBSB, CNOB, PGC, ORIT, NFBK, BMTC, BHBK Source: S&P Global Market Intelligence. Bank level financial numbers used where unavailable at the holding company

M&A History and Strategy Kearny is an experienced acquirer and integrator, having successfully completed 6 bank acquisitions over the past 19 years Kearny actively seeks out opportunities to deploy capital, including through mergers and acquisitions with other financial institutions The primary emphasis of future expansion opportunities will be on expanding within existing markets or areas contiguous to current markets In addition to acquiring banks and their branches, Kearny will also consider opportunities to broaden its product and services offerings Management is sensitive to key merger metrics such as TBV dilution and earn-back periods Source: S&P Global Intelligence, Company Filings

Robust capital to support continued growth The second step offering allows Kearny to pursue organic and strategic growth opportunities that will continue Kearny’s historically strong loan growth Facilitates future mergers and acquisitions Allows for increased flexibility to use common stock while bidding for potential strategic targets Potential to make Kearny a more attractive participant in the mergers and acquisitions market, particularly in the NY, NJ, and PA market places Larger public float and strong liquidity results in an active market for Kearny’s common stock. Average daily trading volume 383,398 shares¹ Index membership ABA Nasdaq Indices (ABAQ, ABQI, XABQ) Nasdaq Bank Index Russel 2000 A Stronger Kearny One-year average daily trading volume as of October 16, 2018

Traditional Community Banking: Growth/Diversification of loan mix: C&I/SBA/Residential/Construction/Consumer Grow funding through traditional deposit sources utilizing technology: Mobile Banking, New Online Account Opening product/Intelligent ATMs Growth/Opportunities: Mortgage banking platform (Sell or portfolio loan production) SBA (Sell or retain the SBA guaranteed loan portion) Government & Small Business Banking Expand Treasury management services: Insured Cash Sweep Lock Box Services Positive Pay Escrow services Customer Centric Focus: Focus on deepening relationships Comprehensive training and development programs for the retail and lending teams Utilize CRM system to expand relationships/single service households and businesses Provide best of breed technologies to create further penetration: Zelle, High Cotton, Apple Pay, Notifi, Centrix Improve customer experience Annual surveys Focus groups Feedback on new products/services/technologies needed 2019 Strategic Focus

2019 Strategic Focus (cont.) Capital Market Strategies Dividends Buybacks (3rd Buyback announced on 4/27/2018) M&A Opportunistic Low premium deals Similar or complementary business model Cultural compatibility Control operating expenses Branch rationalization vs De Novo branch opportunities Continued Business line profitability analysis Utilize technology to reduce human error and to improve operational efficiency Talent acquisition Seasoned bankers Entrepreneurial spirit Innovative Strong technology background Talent/Experience from other industries a +

Technology/Innovation is part of our Future OriginateSM

@KearnyBank Newsfeed Kearny Bank’s social media followers have collectively increased by 74.1% in 2018 facebook.com/kearnybank/ twitter.com/KearnyBank instagram.com/kearny_bank/ linkedin.com/company/kearny-bank/ pinterest.com/KearnyBank/ COMING SOON!

Comparative Equity Performance Note: Market data as of October 16, 2018 Peer group includes FFIC, DCOM, EBSB, CNOB, PGC, ORIT, NFBK, BMTC, BHBK Source: S&P Global Market Intelligence Stock Price Performance since January 1, 2013

Peer Group Valuation Comparison Note: Market data as of October 16, 2018 Source: S&P Global Intelligence